UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549


                                    FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date  of  Report  (Date  of  earliest  event  reported):   January 25, 2001
                                                                ----------------

                                     iLive,  Inc.

              (Exact  name  of  registrant  as  specified  in  its  charter)

                                        Nevada

                    (State  or  other  jurisdiction  of  incorporation)


       0-28549                                         95-4783826
---------------------                         -------------------------------
(Commission  File  Number)                   (IRS Employer Identification No.)

              3960  Wilshire  Blvd.,  Suite 406, Los Angeles, CA 90010
              ---------------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

                                (310)  285-5200
                     --------------------------------------
               Registrant's  telephone  number,  including  area  code:

                                   iLive, Inc.
                          242 N. Canon Drive, 3rd Flr.,
                         Beverly Hills, California 90210
                                  (310) 285-5200
                     ---------------------------------------
                  (Former  name,  address  and  telephone  number)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On January 25, 2001, iLive, Inc., ("iLive" or the "Company") completed the acquisition of all of the assets of Web Theatre.com, Inc., an Arizona corporation ("Web Theatre"). Pursuant to an Agreement for the Purchase and Sale of Assets, the Company agreed to issue to Web Theatre, 3,448,320 shares of its "restricted" Common Stock and Warrants to purchases up to 3,448,320 shares of the Company's "restricted" common stock at an exercise price of $1.00 per share, in exchange for all of the assets of Web Theatre (the "Web Theatre Assets").

     In addition, on January 25, 2001, iLive, Inc., ("iLive" or the "Company") completed the acquisition of all of the assets of Webpayperview, Inc., an Arizona corporation ("Webpayperview"). Pursuant to an Agreement for the Purchase and Sale of Assets, the Company agreed to issue to Webpayperview, 4,307,771 shares of its "restricted" Common Stock and Warrants to purchases up to 4,307,771 shares of the Company's "restricted" common stock at an exercise price of $1.00 per share, in exchange for all of the assets of Webpayperview (the "Webpayperview Assets").

WEB THEATRE ASSET ACQUISITION

     Mr. Thomas Gaffney, iLive's current Vice-President of Business Development, is also the founder and CEO of Web Theatre. In addition, Mr. Derreck Manteau, the Company's current CEO is a director of and 0.4% beneficial owner of Web Theatre.

     The Web Theatre Assets consist of a freestanding, 2000+ seat, theater located in Phoenix, Arizona's downtown area. In addition to the theater, the assets include all associated audiovisual recording, lighting equipment, and furniture. Prior to iLive's acquisition, the Web Theatre Assets were used for the hosting and recording of live entertainment. ILive intends to also utilize the Web Theatre Assets for the hosting and recording of live entertainment for broadcast on iLive's Internet web site.

     The consideration exchanged pursuant to the agreement was negotiated between iLive and Web Theatre. In evaluating the assets for the acquisition, iLive reviewed criteria such as the value of the assets, the value of the entertainment infrastructure to be acquired and its fit within iLive's business strategy, and the potential market for the hosting and broadcasting of entertainment using the facilities and equipment to be acquired. As a result, iLive determined that the consideration for the acquisition was reasonable.

WEBPAYPERVIEW ASSET ACQUISITION

     Mr. Darrek Manteau, iLive's current CEO and also the founder and current CEO and Chairman of Webpayperview. In addition, Mr. Manteau owns 22.4% of Webpayperview's common stock. Mr. Thomas Gaffney, iLive's current Vice-President of Business Development is also a director of Webpayperview.

     The Webpayperview Assets consist of computer, audiovisual equipment and Internet web domains which were used for the broadcasting of video content over the Internet on a pay-per-view basis. ILive, intends to continue utilizing the Webpayperview Assets in the same manner.

     The consideration exchanged pursuant to the agreement was negotiated between iLive and Webpayperview. In evaluating the Webpayperview Assets for the acquisition, iLive reviewed criteria such as the value of the Webpayperview Assets, the value of the Internet broadcasting equipment to be acquired and its fit within iLive's business strategy, and the potential market for the hosting and broadcasting of entertainment over the Internet using the facilities and equipment to be acquired. As a result, iLive determined that the consideration for the acquisition was reasonable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

     The financial statements as required by this Item 7 will be included in an amended to this Form 8-K within 65 days from the date of this report.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

2.1 Agreement for the Purchase and Sale of Assets between iLive, Inc. and Web Theatre.com, Inc. dated as of January 25, 2001.


2.2 Agreement for the Purchase and Sale of Assets between iLive, Inc. and Webpayperview, Inc. dated as of January 25, 2001.


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ILIVE,  INC.

                                              /s/ Darreck Manteau
                                              ----------------------------------
                                              Darreck  Manteau,  CEO

Date:  February 7,  2001